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                                                                    Exhibit 3.01

                          CERTIFICATE OF INCORPORATION

                                       OF

                         ARROWPOINT COMMUNICATIONS, INC.

     FIRST. The name of the Corporation is: ArrowPoint Communications, Inc.

     SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

         To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000 shares, consisting of
(i) 15,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.

     1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

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     4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK.

     1. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

     FIFTH. The name and mailing address of the sole incorporator are as follows:

    NAME                                   MAILING ADDRESS
    ----                                   ---------------

    Garrett D. Sawyer                      Hale and Dorr LLP
                                           60 State Street
                                           Boston, MA 02109


     SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

     1. Election of directors need not be by written ballot.

     2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

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     SEVENTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         In the event that the Corporation does not assume the defense of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, the Corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. In addition, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds


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of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

         All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question,
(c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

         The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EXECUTED this 14th day of April, 1997.

                                          /s/  Garrett D. Sawyer
                                          --------------------------------------
                                          Garrett D. Sawyer
                                          Incorporator

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               Certificate of Designations of the Preferred Stock
                                       of
                         ArrowPoint Communications, Inc.
                                To be Designated
                      SERIES A CONVERTIBLE PREFERRED STOCK

         ArrowPoint Communications, Inc., a Delaware corporation (the "Corporation"), pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution:

         RESOLVED: That, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 5,600,000 shares, to be designated "Series A Convertible Preferred Stock" (hereinafter "Series A Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series A Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series A Preferred Stock shall be as follows:

     1.  DIVIDENDS.

         (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock is convertible as of the record date for such dividend or distribution.

         For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

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    2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS
       AND ASSET SALES.

       (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock and Series A Preferred Stock, pro rata based upon the number of shares of Common Stock held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock).

     (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock such information concerning the terms of such merger,

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consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock. If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

     3.  VOTING.

         (a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

         (b) For so long as at least 1,400,000 shares of Series A Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) are outstanding the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect two members of the Board of Directors of the Corporation, and the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the purpose of electing directors by holders of the Series A Preferred Stock and the presence of a majority of the shares of Series A Preferred Stock and Common Stock then outstanding shall constitute a quorum for the purpose of electing the remaining directors. A vacancy in any directorship filled by the holders of Series A Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred stock.

     4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall

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initially be $1.00. Such Conversion Price, and the rate at which shares of
Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of Series A Preferred Stock.

         (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

         (c) MECHANICS OF CONVERSION.

             (i) In order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

             (ii) The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred, Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the

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Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

             (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

             (iv) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

             (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this
Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

         (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

             (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                 (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                 (B) "ORIGINAL ISSUE DATE" shall mean the date on which a share of Series A Preferred Stock was first issued.

                 (C) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                 (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

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                     (I)   shares of Common Stock issued or issuable as a
                           dividend or other distribution on Series A Preferred Stock;

                     (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                     (III) shares of Common Stock issued or issuable upon
                           conversion of those shares of Series A Preferred Stock outstanding at the close of business on the Original Issue Date;

                     (IV) up to 1,500,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) issued in the form of restricted stock awards approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation; or

                     (V) up to 1,700,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans adopted by the Board of Directors of the Corporation.

             (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

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             (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF
                   COMMON STOCK.

         If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                   (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                   (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                   (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                   (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                   (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would

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have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

             (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL
                  SHARES OF COMMON STOCK.

         In, the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

             (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                 (A) CASH AND PROPERTY: Such consideration shall:

                     (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                     (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                     (III) in the event Additional Shares of Common Stock are
                           issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                 (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                     (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                     (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

             (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

         (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock then in effect by a fraction:

             (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

             (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

         (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

         (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

         (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

         (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing "in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock.

         (l) NOTICE OF RECORD DATE. In the event:

             (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

             (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

             (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

             (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

          5. MANDATORY CONVERSION.

             (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $5.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all provisions hereof included under the caption "Series A Convertible Preferred Stock", and all references herein to the Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

             (b) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

          6. REDEMPTION.

             (a) The Corporation will, subject to the conditions set forth below, on April 17, 2002, April 17, 2003 and April 17, 2004 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                            Portion of then Outstanding
                                            Shares of Series A Preferred
        Mandatory Redemption Date               Stock to be Redeemed
        -------------------------           ----------------------------

              April 17, 2002                           33 1/3%
              April 17, 2003                             50%
              April 17, 2004                    All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

             (c) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

             (d) Any Series A Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

          7. NEGATIVE COVENANTS.

             (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock,

             (b) So long as at least 1,400,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock;

                 (i) amend the Corporation's Certificate of Incorporation;

                 (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock or the directors of the Corporation;

                 (iii) declare or pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                 (iv) repurchase shares of Common Stock at a price greater than the price at which they were originally issued;

                 (v) liquidate, dissolve or wind-up the Corporation;

                 (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                 (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter); or

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $250,000.

         8. WAIVER. Any of the rights of the holders of Series A Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than fifty percent (50%) of the shares of Series A Preferred Stock then outstanding.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its President this 16th day of April, 1997.


                                       ArrowPoint Communications, Inc.


                                       By: /s/  Chin-Cheng Wu
                                          --------------------------------------
                                          Chin-Cheng Wu
                                          President

               Certificate of Designations of the Preferred Stock
                                       of
                         ArrowPoint Communications, Inc.
                                To be Designated
                      SERIES A CONVERTIBLE PREFERRED STOCK

         ArrowPoint Communications, Inc., a Delaware corporation (the "Corporation"), pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution:

         RESOLVED: That, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 5,600,000 shares, to be designated "Series A Convertible Preferred Stock" (hereinafter "Series A Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series A Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series A Preferred Stock shall be as follows:

         1. DIVIDENDS.

            (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock is convertible as of the record date for such dividend or distribution.

            (b) For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

           (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock and Series A Preferred Stock, pro rata based upon the number of shares of Common Stock held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock).

           (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock.
If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

         3.  VOTING.

             (a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

             (b) For so long as at least 1,400,000 shares of Series A Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) are outstanding, the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect two members of the Board of Directors of the Corporation, and the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the purpose of electing directors by holders of the Series A Preferred Stock and the presence of a majority of the shares of Series A Preferred Stock and Common Stock then outstanding shall constitute a quorum for the purpose of electing the remaining directors. A vacancy in any directorship filled by the holders of Series A Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

             (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $1.00. Such Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of Series A Preferred Stock.

             (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

             (c) MECHANICS OF CONVERSION.

                 (i) In order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                 (ii) The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the

Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                 (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                 (iv) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

                 (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this
Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

             (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                 (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                     (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                     (B) "ORIGINAL ISSUE DATE" shall mean the date on which a share of Series A Preferred Stock was first issued.

                     (C) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (I) shares of Common Stock issued or issuable as a dividend or other distribution on Series A Preferred Stock;

                         (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                         (III) shares of Common Stock issued or issuable upon
                               conversion of those shares of Series A Preferred Stock outstanding at the close of business on the Original Issue Date;

                         (IV) up to 1,500,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) issued in the form of restricted stock awards approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation; or

                         (V) up to 1,700,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans adopted by the Board of Directors of the Corporation.

                 (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                 (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF
                       COMMON STOCK.

         If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                       (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                       (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                       (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                       (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                       (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                 (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF
                      ADDITIONAL SHARES OF COMMON STOCK.

         In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                 (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                     (A) CASH AND PROPERTY: Such consideration shall:

                         (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                         (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
                               are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                     (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x) the total amount, if any, received or receivable by
the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                 (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

             (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

             (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

             (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

             (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

             (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock.

             (l) NOTICE OF RECORD DATE. In the event:

                 (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                 (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                 (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                 (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5. MANDATORY CONVERSION.

            (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $5.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all provisions hereof included under the caption "Series A Convertible Preferred Stock", and all references herein to the Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

            (b) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

        6.  REDEMPTION.

            (a) The Corporation will, subject to the conditions set forth below, on April 17, 2002, April 17, 2003 and April 17, 2004 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                             Portion of then Outstanding
                                             Shares of Series A Preferred
            Mandatory Redemption Date            Stock to be Redeemed
            -------------------------        ----------------------------
                 April 17, 2002                        33 1/3%
                 April 17, 2003                          50%
                 April 17, 2004                 All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

            (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

            (c) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

            (d) Any Series A Preferred Stock redeemed pursuant to this
Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the

Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

         7. NEGATIVE COVENANTS.

            (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock.

            (b) So long as at least 1,400,000 shares of Series A Preferred
Stock (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                (i) amend the Corporation's Certificate of Incorporation;

                (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock or the directors of the Corporation;

                (iii) declare or pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                (iv) repurchase shares of Common Stock at a price greater than the price at which they were originally issued;

                (v) liquidate, dissolve or wind-up the Corporation;

                (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter); or

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $250,000.

         8.  WAIVER. Any of the rights of the holders of Series A
Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than fifty percent (50%) of the shares of Series A Preferred Stock then Outstanding.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its President this 16th day of April, 1997.


                                     ArrowPoint Communications, Inc.


                                     By: /s/  Chin-Cheng Wu
                                        ----------------------------------------
                                        Chin-Cheng Wu
                                        President

                            CERTIFICATE OF AMENDMENT

                                       TO

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                         ARROWPOINT COMMUNICATIONS, INC.

                                 August 8, 1997


         ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         A resolution was duly adopted by the Board of Directors of the Corporation, pursuant to Sections 151(g) of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Designations. The resolution setting forth the amendment is as follows:

RESOLVED:  That, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, the number of authorized shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") of the Corporation be and hereby is increased to 5,750,000 shares and that the Certificate of Designations be and hereby is amended accordingly.

EXECUTED as of the date first written above.

                                        ARROWPOINT COMMUNICATIONS, INC.


                                        /s/ Chin-Cheng Wu
                                        ----------------------------------------
                                        Chin-Cheng Wu
                                        President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARROWPOINT COMMUNICATIONS, INC.


         ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Law of the State of Delaware, does hereby certify as follows:

         The Board of Directors of the Corporation duly adopted, pursuant to
Section 242 of the General Corporation Law of Delaware, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 30,000,000 shares, consisting of
(i) 20,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 5,750,O00 shares of which have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock") and 2,213,828 shares of which have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stork.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.       SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK.

         1. DIVIDENDS.

            (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock and Series B Preferred Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock and Series B Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, is convertible as of the record date for such dividend or distribution.

            (b) For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock and Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock and Series B Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock and Series B Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share, in the case of Series A Preferred Stock, and $4.63 per share, in the case of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and Series B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock and Series B
Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based upon the number of shares of Common Stork held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock and Series B Preferred Stock).

         (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock and Series B Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock and Series B Preferred Stock. If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock and Series B Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

        3. VOTING.

           (a) Each holder of outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock and Series B Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock, Series B Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

            (b) For so long as at least 1,400,000 shares of Series A Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) are outstanding, the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect two members of the Board of Directors of the Corporation, and the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock and Series B Preferred Stock), exclusively and as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the purpose of electing directors by holders of the Series A Preferred Stock and the presence of a majority of the shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding shall constitute a quorum for the purpose of electing the remaining directors. A vacancy in any directorship filled by the holders of Series A Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock.

         4. OPTIONAL CONVERSION. The holders of Series A Preferred Stock and Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) RIGHT TO CONVERT.

             (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be $1.00. Such Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

             (ii) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.63 by the Series B Conversion Price (as defined below) in effect at the time of conversion. The "Series B Conversion Price" shall initially be $4.63. Such Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A Preferred Stock or Series B Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of such series of Preferred Stock.

             (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock or Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price or Series B Conversion Price.

             (c) MECHANICS OF CONVERSION.

                 (i) In order for a holder of Series A Preferred Stock or Series B Preferred Stock to convert shares of Series A Preferred Stock or Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock or Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duty executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock or Series B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                 (ii) The Corporation shall at all times when the Series A Preferred Stock or Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock and Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock and Series B Preferred Stock. Before taking any action which would cause an adjustment reducing the Series A Conversion Price or Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price or Series B Conversion Price.

                 (iii) Upon any such conversion, no adjustment to the Series A Conversion Price or Series B Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock or Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                 (iv) All shares of Series A Preferred Stock or Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stork in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock or Series B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock or Series B Preferred Stock accordingly.

                 (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock or Series B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (d)  ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                    (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                    (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the date on which a share of Series A Preferred Stock was first issued.

                    (C) "SERIES B ORIGINAL ISSUE DATE" shall mean the date on which a share of Series B Preferred Stock was first issued.

                    (D) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (E) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (I) shares of Common Stock issued or issuable as a dividend or other distribution on Series A Preferred Stock or Series B Preferred Stock;

                         (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                         (III) shares of Common Stock issued or issuable upon
                               conversion of those shares of Series A Preferred Stock or Series B Preferred Stock outstanding at the close of business on the Series A Original Issue Date or the Series B Original Issue Date, respectively;

                         (IV) 1,199,850 shares of Common Stock (including issuances prior to the Series A Original Issue Date or Series B Original Issue Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) issued in the form of restricted stock awards approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation; or

                         (V) up to 2,000,150 shares of Common Stock (including issuances prior to the Series A Original Issue Date or Series B Original issue Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans adopted by the Board of Directors of the Corporation.

            (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made

(a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion
Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series B Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series B Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

             (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF
                   COMMON STOCK.

         If the Corporation at any time or from time to time after the Series A Original Issue Date or Series B Original Issue Date, as applicable, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that (x) for the purposes of adjusting the Series A Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and (y) for the purposes of adjusting the Series B Conversion Price, additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                   (A) No further adjustment in the Series A Conversion Price or Series B Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                   (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Series A Conversion Price or Series B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                   (C) Upon the expiration or termination of any unexercised Option, the Series A Conversion Price and Series B Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series A Conversion Price or Series B Conversion Price;

                   (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price and Series B Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price or Series B Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                   (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Series A Conversion Price or Series B Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price or Series B Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price or Series B Conversion Price, as the case may be, that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Series A Original Issue Date or the Series B Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on such Original Issue Date or were issued after such Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after such Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

             (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

                   (A) In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                   (B) In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                 (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                     (A) CASH AND PROPERTY: Such consideration shall:

                         (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                         (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
                               are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                        (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                 (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Series A Conversion Price and the Series B Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

             (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series A Original Issue Date or the Series B Original

Issue Date effect a subdivision of the outstanding Common Stock, the Series
A Conversion Price and/or Series B Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date and/or the Series B Original Issue Date, as the case may be, combine the outstanding shares of Common Stock, the Series A Conversion Price and/or Series B Conversion Price, as the case may be, then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date and/or the Series B Original Issue Date, as the case may be, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price and/or Series B Conversion Price for the Series A Preferred Stock, as the case may be, then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price and/or Series B Conversion Price, as the case may be, then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price and/or Series B Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price and/or Series B Conversion Price, as the case may be, shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock and/or Series B Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock and/or Series B Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into the number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

             (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series A Original Issue Date or the

Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock and/or Series B Preferred Stock, as the case may be; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, had been converted into Common Stock on the date of such event.

             (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stork issuable upon the conversion of the Series A Preferred Stock and Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock and Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (i) ADJUSTMENTS FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock and Series B Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock and Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock and Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price and Series B Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock and Series B Preferred Stock, as the case may be.

             (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

             (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price or Series B Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock and/or Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price or Series B Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock or Series B Preferred Stock, as the case may be.

             (l) NOTICE OF RECORD DATE. In the event:

                 (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                 (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                 (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                 (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock and Series B Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock and Series B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in
(B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

        5.  MANDATORY CONVERSION.

             (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $14.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Series A Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all references herein to the Series A Preferred Stock shall be deleted and shall be of no further force or effect.

             (b) Upon the closing of the sale of shares of Common Stock, at a price of at least $14.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Series B Mandatory Conversion Date"), (i) all outstanding shares of Series B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all references herein to the Series B Preferred Stock shall be deleted and shall be of no further force or effect.

             (c) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Series A Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, pursuant to this Section 5; and all holders of record of shares of Series B Preferred Stock shall be given written notice of the Series B Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series B Preferred Stock, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the applicable Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock or Series B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock or Series B Preferred Stock, as the case may be (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock or Series B
Preferred Stork shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series A Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. On the Series B Mandatory Conversion Date, all rights with respect to the Series B Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the applicable Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock or Series B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (d) All certificates evidencing shares of Series A Preferred Stock and Series B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock or Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock or Series B Preferred Stock, accordingly.

         6. REDEMPTION.

            (a) The Corporation will, subject to the conditions set forth below, on February 5, 2003, February 5, 2004 and February 5, 2005 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series A Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                            Portion of then Outstanding
                                            Shares of Series A Preferred
           Mandatory Redemption Date            Stock to be Redeemed
           -------------------------        ----------------------------
                February 5, 2003                       33 1/3%
                February 5, 2004                         50%
                February 5, 2005                 All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Series A Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (b) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series B Preferred Stock then outstanding (a "Series B Redemption Request"), redeem from each holder of shares of Series B Preferred Stock, at a price equal to $4.63 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series B Mandatory Redemption Price"), the following respective portions of the number of shares of Series B Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                            Portion of then Outstanding
                                            Shares of Series B Preferred
           Mandatory Redemption Date           Stock to be Redeemed
           -------------------------        ----------------------------
                February 5, 2003                     33 1/3%
                February 5, 2004                      50%
                February 5, 2005               All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series B Redemption Request, specifying the time and place of redemption and the

Series B Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (c) If the funds of the Corporation legally available for redemption of Series A Preferred Stock and Series B Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock and Series B Preferred Stock required under this
Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably on the basis of the number of shares of each such series which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock and Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

             (d) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock or Series B Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

             (e) Any Series A Preferred Stock or Series B Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock or Series B Preferred Stock accordingly.

          7. NEGATIVE COVENANTS.

             (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock.

             (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock and the authorization of any shares of capital stock on a parity with Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series B Preferred Stock.

             (c) So long as at least either 1,400,000 shares of Series A Preferred Stock or 553,457 shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of shares of Series A Preferred Stock and/or Series B Preferred Stock representing at least 66 2/3% of the combined votes represented by the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting as a single class:

                 (i) amend the Corporation's Certificate of Incorporation,

                 (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock, the holders of Series B Preferred Stock or the directors of the Corporation;

                 (iii) declare of pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                 (iv) repurchase shares of Common Stock at a price greater than the price at which they were originally issued;

                 (v) liquidate, dissolve or wind-up the Corporation;

                 (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                 (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter); or

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $1,000,000.

          8. WAIVER. Any of the rights of the holders of Series A
Preferred Stock or Series B Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than 66 2/3% of the shares of such series of Preferred Stock then outstanding.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 4th day of February, 1998.


                                      ARROWPOINT COMMUNICATIONS, INC.

                                      By: /s/  Chin-Cheng Wu
                                         ---------------------------------------
                                         Chin-Cheng Wu
                                         President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARROWPOINT COMMUNICATIONS, INC.

         ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Law of the State of Delaware, does hereby certify as follows:

         The Board of Directors of the Corporation duly adopted, pursuant to
Section 242 of the General Corporation Law of Delaware, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 30,000,000 shares, consisting of
(i) 20,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 5,750,000 shares of which have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,213,828 shares of which have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), and 278,464 shares of which have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

         1. DIVIDENDS.

            (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, is convertible as of the record date for such dividend or distribution.

            (b) For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

        2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share, in the case of Series A Preferred Stock, $4.63 per share, in the case of Series B Preferred Stock, and $7.86 per share, in the case of Series C Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock and Series C

Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based upon the number of shares of Common Stock held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock and Series B Preferred Stock).

             (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

        3. VOTING. Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

        4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a)  RIGHT TO CONVERT.

                 (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be $1.00. Such Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (ii) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.63 by the Series B Conversion Price (as defined below) in effect at the time of conversion. The "Series B Conversion Price" shall initially be $4.63. Such Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (iii) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $7.86 by the Series C Conversion Price (as defined below) in effect at the time of conversion. The "Series C Conversion Price" shall initially be $7.86. Such Series C Conversion Price, and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of such series of Preferred Stock.

             (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series B Conversion Price or Series C Conversion Price.

             (c) MECHANICS OF CONVERSION.

                 (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                 (ii) The Corporation shall at all times when the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. Before taking any action which would cause an adjustment reducing the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price, Series B Conversion Price or Series C Conversion Price.

                 (iii) Upon any such conversion, no adjustment to the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                 (iv) All shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock accordingly.

                 (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

             (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                 (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                     (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                     (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the date on which a share of Series A Preferred Stock was first issued.

                     (C) "SERIES B ORIGINAL ISSUE DATE" shall mean the date on which a share of Series B Preferred Stock was first issued.

                     (D) "SERIES C ORIGINAL ISSUE DATE" shall mean the date on which a share of Series C Preferred Stock was first issued.

                     (E) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (F) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (I) shares of Common Stock issued or issuable as a dividend or other distribution on Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

                         (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                         (III) shares of Common Stock issued or issuable upon
                               conversion of those shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock outstanding at the close of business on the Series A Original Issue Date, the Series B Original Issue Date or the Series C Original Issue Date, respectively;

                         (IV) 3,506,850 shares of Common Stock (including issuances prior to the Series A Original Issue Date, Series B Original Issue Date or Series C Original Issue Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) issued in the form of restricted stock awards approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation; or

                         (V) up to 993,150 shares of Common Stock (including issuances prior to the Series A Original Issue Date, Series B Original Issue Date or Series C Original Issue Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans adopted by the Board of Directors of the Corporation.

                 (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series B Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series B Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series C Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series C Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                 (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF
                       COMMON STOCK.

         If the Corporation at any time or from time to time after the Series A Original Issue Date, Series B Original Issue Date or Series C Original Issue Date, as applicable, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that (x) for the purposes of adjusting the Series A Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (y) for the purposes of adjusting the Series B Conversion Price, additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and
(z) for the purposes of adjusting the Series C Conversion Price, additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                       (A) No further adjustment in the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                       (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                       (C) Upon the expiration or termination of any unexercised Option, the Series A Conversion Price, Series B Conversion Price and Series C Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price;

                       (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price, Series B Conversion Price and Series C Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price, Series B Conversion Price or Series C Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                       (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price. Series B Conversion Price or Series C Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price, as the case may be, that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Series A Original Issue Date, the Series B Original Issue Date or the Series C Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on such Original Issue Date or were issued after such Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after such Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.


                  (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF
                       ADDITIONAL SHARES OF COMMON STOCK.

                       (A) In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (B) In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (C) In the event the Corporation shall at any time after the Series C Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series C Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series C Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                 (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                     (A) CASH AND PROPERTY: Such consideration shall:

                         (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                         (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
                               are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                     (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x) the total amount, if any, received or receivable by
the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                 (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

             (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date or the Series C Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price, Series B Conversion Price and/or Series C Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date and/or the Series C Original Issue Date, as the case may be, combine the outstanding shares of Common Stock, the Series A Conversion
Price, Series B Conversion Price and/or Series C Conversion Price, as the case may be, then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date, the Series B Original Issue Date and/or the Series C Original Issue Date, as the case may be, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price, Series B Conversion Price and/or Series C Conversion Price, as the case may be, then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, Series B Conversion Price and/or Series C Conversion Price, as the case may be, then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price, Series B Conversion Price and/or Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price, Series B Conversion Price and/or Series C Conversion Price, as the case may be, shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into the number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

             (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date or the Series C Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, as the case may be, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, as the case may be, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, as the case may be; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, as the case may be, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, as the case may be, had been converted into Common Stock on the date of such event.

             (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price, Series
B Conversion Price and Series C Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as the case may be.

             (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock against impairment.

             (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be.

             (l) NOTICE OF RECORD DATE. In the event:

                 (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                 (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                 (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                 (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

        5.  MANDATORY CONVERSION.

            (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $16.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Series A Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all references herein to the Series A Preferred Stock shall be deleted and shall be of no further force or effect.

            (b) Upon the closing of the sale of shares of Common Stock, at a price of at least $16.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Series B Mandatory Conversion Date"), (i) all outstanding shares of Series B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all references herein to the Series B Preferred Stock shall be deleted and shall be of no further force or effect.

            (c) Upon the closing of the sale of shares of Common Stock, at a price of at least $16.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities

Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses)(the "Series C Mandatory Conversion Date"), (i) all outstanding shares of Series C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) all references herein to the Series C Preferred Stock shall be deleted and shall be of no further force or effect.

            (d) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Series A Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, pursuant to this Section 5; all holders of record of shares of Series B Preferred Stock shall be given written notice of the Series B Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series B Preferred Stock, pursuant to this Section 5; and all holders of record of shares of Series C Preferred Stock shall be given written notice of the Series C Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C Preferred Stock, pursuant to this
Section 5. Such notice need not be given in advance of the occurrence of the applicable Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Series A Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. On the Series B Mandatory Conversion Date, all rights with respect to the Series B Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. On the Series C Mandatory Conversion Date, all rights with respect to the Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the applicable Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (e) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, accordingly.

         6. REDEMPTION.

            (a) The Corporation will, subject to the conditions set forth below, on September 30, 2003, September 30, 2004 and September 30, 2005 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series A Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                          Portion of then Outstanding
                                          Shares of Series A Preferred
           Mandatory Redemption Date          Stock to be Redeemed
           -------------------------      ----------------------------

               September 30, 2003                     33 1/3%
               September 30, 2004                       50%
               September 30, 2005               All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Series A Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (b) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series B Preferred Stock then outstanding (a "Series B Redemption Request"), redeem from each holder of shares of Series B Preferred Stock, at a price equal to $4.63 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series B Mandatory Redemption Price"), the following respective portions of the number of shares of Series B Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                          Portion of then Outstanding
                                          Shares of Series B Preferred
           Mandatory Redemption Date          Stock to be Redeemed
           -------------------------      ----------------------------
              September 30, 2003                   33 1/3%
              September 30, 2004                    50%
              September 30, 2005             All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series B Redemption Request, specifying the time and place of redemption and the Series B Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (c) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series C Preferred Stock then outstanding (a "Series C Redemption Request"), redeem from each holder of shares of Series C Preferred Stock, at a price equal to $7.86 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series C Mandatory Redemption Price"), the following respective portions of the number of shares of Series C Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                           Portion of then Outstanding
                                           Shares of Series C Preferred
           Mandatory Redemption Date           Stock to be Redeemed
           -------------------------       ----------------------------
               September 30, 2003                   33 1/3%
               September 30, 2004                     50%
               September 30, 2005             All Shares then held

The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series C Redemption Request, specifying the time and place of redemption and the Series C Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (d) If the funds of the Corporation legally available for redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably on the basis of the number of shares of each such series which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

             (e) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

             (f) Any Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock accordingly.

         7.  NEGATIVE COVENANTS.

             (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock.

             (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock and the authorization of any shares of capital stock on a parity with Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series B Preferred Stock.

             (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series C Preferred Stock so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series C Preferred Stock and the authorization of any shares of capital stock on a parity with Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series C Preferred Stock.

             (d) So long as at least either 1,400,000 shares of Series A Preferred Stock or 553,457 shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of shares of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock representing at least 66 2/3% of the combined votes represented by the outstanding shares of

Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting as a single class:

                 (i) amend the Corporation's Certificate of Incorporation;

                 (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock or the directors of the Corporation;

                 (iii) declare or pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                 (iv) repurchase shares of Common Stock at a price greater than the price at which they were originally issued;

                 (v) liquidate, dissolve or wind-up the Corporation;

                 (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                 (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter); or

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $1,000,000.

         8. WAIVER. Any of the rights of the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than 66 2/3% of the shares of such series of Preferred Stock then outstanding.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 29th day of September, 1998.



                                       ARROWPOINT COMMUNICATIONS, INC.


                                       By: /s/  Chin-Cheng Wu
                                          --------------------------------------
                                          Chin-Cheng Wu
                                          President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARROWPOINT COMMUNICATIONS, INC.


ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted, pursuant to Section 242 of the General Corporation Law of Delaware, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 37,500,000 shares, consisting of (i) 25,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 12,500,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 5,750,000 shares of which have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,213,828 shares of which have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), 278,464 shares of which have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock"), and 1,502,443 shares of which have been designated as Series D Convertible Preferred Stock ("Series D Preferred Stock").

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES C PREFERRED STOCK AND SERIES D PREFERRED STOCK.

         1.       DIVIDENDS.

                  (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock,

Series B Preferred Stock, Series C Preferred Stock and Series D Preferred
Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as the case may be, is convertible as of the record date for such dividend or distribution.

                  (b) For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share, in the case of Series A Preferred Stock, $4.63 per share, in the case of Series B Preferred Stock, $7.86 per share, in the case of Series C Preferred Stock, and $10.20 per share, in the case of Series D Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based upon the number of shares of Common Stock held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock and Series B Preferred Stock).

                  (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

         3. VOTING. Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock,

Series D Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) RIGHT TO CONVERT.

                (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be $1.00. Such Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                (ii) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.63 by the Series B Conversion Price (as defined below) in effect at the time of conversion. The "Series B Conversion Price" shall initially be $4.63. Such Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                (iii) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $7.86 by the Series C Conversion Price (as defined below) in effect at the time of conversion. The "Series C Conversion Price" shall initially be $7.86. Such Series C Conversion Price, and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                (iv) Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $10.20 by the Series D Conversion Price (as defined below) in effect at the time of conversion. The "Series D Conversion Price" shall initially be $10.20. Such Series D Conversion Price, and the rate at which shares of Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of such series of Preferred Stock.

                (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price.

                (c)  MECHANICS OF CONVERSION.

                     (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                     (ii) The Corporation shall at all times when the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D

Preferred Stock. Before taking any action which would cause an adjustment reducing the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price.

                     (iii) Upon any such conversion, no adjustment to the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                     (iv) All shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock accordingly.

                     (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                (d)  ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                     (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                         (A) "OPTION" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                         (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the date
on which a share of Series A Preferred Stock was first issued.

                         (C) "SERIES B ORIGINAL ISSUE DATE" shall mean the date
on which a share of Series B Preferred Stock was first issued.

                         (D) "SERIES C ORIGINAL ISSUE DATE" shall mean the date
on which a share of Series C Preferred Stock was first issued.

                         (E) "SERIES D ORIGINAL ISSUE DATE" shall mean the date
on which a share of Series D Preferred Stock was first issued.

                         (F) "CONVERTIBLE SECURITIES" shall mean any evidences
of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                         (G) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all
shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                             (I) shares of Common Stock issued or issuable as a dividend or other distribution on Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

                             (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                             (III) shares of Common Stock issued or issuable
                                   upon conversion of those shares of Series A
                                   Preferred Stock, Series B Preferred Stock,
                                   Series C Preferred Stock or Series D
                                   Preferred Stock outstanding at the close of business on the Series D Original Issue Date;

                             (IV)  up to 4,500,000 shares of Common Stock
                                   (including issuances prior to the Series D
                                   Original Issue Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans or restricted stock awards approved by the Board of Directors of the Corporation.

                     (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series B Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series B Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series C Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series C Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series D Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series D Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series D Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                     (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES
                           OF COMMON STOCK.

If the Corporation at any time or from time to time after the Series A Original Issue Date, Series B Original Issue Date, Series C Original Issue Date or Series D Original Issue Date, as applicable, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of

Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that (w) for the purposes of adjusting the Series A Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (x) for the purposes of adjusting the Series B Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (y) for the purposes of adjusting the Series C Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (z) for the purposes of adjusting the Series D Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series D Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A) No further adjustment in the Series A Conversion
Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B) If such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (C) Upon the expiration or termination of any
unexercised Option, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and Series D Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price;

                           (D) In the event of any change in the number of
shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible

Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and Series D Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                           (E) No readjustment pursuant to clause (B) or (D)
above shall have the effect of increasing the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price, as the case may be, that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

In the event the Corporation, after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date or the Series D Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on such Original Issue Date or were issued after such Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after such Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                     (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

                           (A) In the event the Corporation shall at any time
after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (B) In the event the Corporation shall at any time
after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (C) In the event the Corporation shall at any time
after the Series C Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series C Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series C Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible

Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (D) In the event the Corporation shall at any time
after the Series D Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series D Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series D Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                     (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                          (A) CASH AND PROPERTY: Such consideration shall:

                              (I) insofar as it consists of cash, be computed at
the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                              (II) insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                              (III) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                          (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (x) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (y) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                     (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price and the Series D Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period); provided, however, that the adjustment of the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price and the Series D Conversion Price shall occur immediately if a vote of stockholders or a conversion of Preferred Stock (including both an actual conversion or an assumed conversion done for the purpose of making another calculation, such as, but not limited to, calculating the pro-rata share of future equity financings that holders of Preferred Stock may purchase pursuant to their right of first refusal) is required during such period.

             (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date or the Series D Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date and/or the Series D Original Issue Date, as the case may be, combine the outstanding shares of Common Stock, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price, as the case may be, then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date and/or the Series D Original Issue Date, as the case may be, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price, as the case may be, then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price, as the case may be, then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and/or Series D Conversion Price, as the case may be, shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock simultaneously receive
(i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into the number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

             (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date or the Series D Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be, had been converted into Common Stock on the date of such event.

             (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price and Series D

Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as the case may be.

             (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock against impairment.

             (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price pursuant to this
Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price or Series D Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as the case may be.

             (l) NOTICE OF RECORD DATE. In the event:

                 (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                 (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                 (iii) of any reclassification of the Common Stock
                       of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.  MANDATORY CONVERSION.

             (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $16.50 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses) (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective applicable conversion rate, and (ii) all references herein to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be deleted and shall be of no further force or effect.

             (b) All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as the case may be (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (f) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, accordingly.

        6.  REDEMPTION.

             (a) The Corporation will, subject to the conditions set forth below, on February 16, 2004, February 16, 2005 and February 16, 2006 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series A Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                             Portion of then Outstanding
                                             Shares of Series A Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held

The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Series A Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (b) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series B Preferred Stock then outstanding (a "Series B Redemption Request"), redeem from each holder of shares of Series B Preferred Stock, at a price equal to $4.63 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series B Mandatory Redemption Price"), the following respective portions of the number of shares of Series B Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date

                                             Portion of then Outstanding
                                             Shares of Series B Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series B Redemption Request, specifying the time and place of redemption and the Series B Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (c) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series C Preferred Stock then outstanding (a "Series C Redemption Request"), redeem from each holder of shares of Series C Preferred Stock, at a price equal to $7.86 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series C Mandatory Redemption Price"), the following respective portions of the number of shares of Series C Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                             Portion of then Outstanding
                                             Shares of Series C Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series C Redemption Request, specifying the time and place of redemption and the Series C Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (d) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series D Preferred Stock then outstanding (a "Series D Redemption Request"), redeem from each holder of shares of Series D Preferred Stock, at a price equal to $10.20 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series D Mandatory Redemption Price"), the following respective portions of the number of shares of Series D Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:

                                             Portion of then Outstanding
                                             Shares of Series D Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series D Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series D Redemption Request, specifying the time and place of redemption and the Series D Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series D Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (e) If the funds of the Corporation legally available for redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably on the basis of the number of shares of each such series which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

             (f) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

             (g) Any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock accordingly.

          7. NEGATIVE COVENANTS.

             (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series A Preferred Stock.

             (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock and the authorization of any shares of capital stock on a parity with Series B Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series B Preferred Stock.

             (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series C Preferred Stock so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series C Preferred Stock and the authorization of any shares of capital stock on a parity with Series C Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series C Preferred Stock.

             (d) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series D Preferred Stock so as to affect adversely the Series D Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series D Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series D Preferred Stock and the authorization of any shares of capital stock on a parity with Series D Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series D Preferred Stock.

             (e) So long as at least 25% of the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock initially issued by the Company (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock representing at least 66 2/3% of the combined votes represented by the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock voting as a single class:

                 (i) amend the Corporation's Certificate of Incorporation;

                 (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock or the directors of the Corporation;

                 (iii) declare or pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                 (iv) redeem, repurchase or otherwise acquire (or establish or set aside a sinking fund for such purpose) shares of Common Stock or Preferred Stock at a price greater than the price at which they were originally issued;

                 (v) liquidate, dissolve or wind-up the Corporation;

                 (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                 (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter);

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $1,000,000;

                 (ix) materially change the business of the Corporation from the business in which the Corporation is engaged as of the Series D Original Issue Date; or

                 (x) pay or declare any dividend or other distribution (other than as permitted by clause (iii) above) to holders of any class of shares other than Series D Preferred Stock unless the holders of Series D Preferred Stock receive the same dividend or distribution.

         8. WAIVER. Any of the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than 66 2/3% of the shares of such series of Preferred Stock then outstanding.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 16th day of February, 1999.

                                       ARROWPOINT COMMUNICATIONS, INC.

                                       By: /s/ Chin-Cheng Wu
                                          --------------------------------------
                                          Chin-Cheng Wu
                                          President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARROWPOINT COMMUNICATIONS, INC.


ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted, pursuant to Section 242 of the General Corporation Law of Delaware, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

      RESOLVED: That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following first paragraph of Article FOURTH is inserted in lieu thereof:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 37,500,000 shares, consisting of (i) 25,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 12,500,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 5,750,000 shares of which have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,213,828 shares of which have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), 278,464 shares of which have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock"), and 1,602,443 shares of which have been designated as Series D Convertible Preferred Stock ("Series D Preferred Stock").

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 24th day of November, 1999.

                                    ARROWPOINT COMMUNICATIONS, INC.

                                    By: /s/ Chin-Cheng Wu
                                       -----------------------------------------
                                        Chin-Cheng Wu
                                        President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARROWPOINT COMMUNICATIONS, INC.


ArrowPoint Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted, pursuant to Section 242 of the General Corporation Law of Delaware, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 37,500,000 shares, consisting of (i) 25,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 12,500,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 5,750,000 shares of which have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,213,828 shares of which have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), 278,464 shares of which have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock"), 1,602,443 shares of which have been designated as Series D Convertible Preferred Stock ("Series D Preferred Stock"), and 699,837 shares of which have been designated as Series E Convertible Preferred Stock ("Series E Preferred Stock").

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES C PREFERRED STOCK, SERIES D PREFERRED STOCK AND SERIES E PREFERRED STOCK.

         1.     DIVIDENDS.

                (a) The Corporation shall not declare or pay any dividends or distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding shall have first received, or simultaneously receive, a like distribution on each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, is convertible as of the record date for such dividend or distribution.

                (b) For purposes of this Section 1, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements approved by the Board of Directors providing for such repurchase at a price equal to the original issue price of such shares) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock by reason of their ownership thereof, an amount equal to $1.00 per share, in the case of Series A Preferred Stock, $4.63 per share, in the case of Series B Preferred Stock, $7.86 per share, in the case of Series C Preferred Stock, $10.20 per share, in the case of Series D Preferred Stock, and $21.14 per share, in the case of Series E Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                (b) After the payment of all preferential amounts required to be paid to the holders of any class or series of stock of the Corporation ranking on liquidation prior to and in preference to the Common Stock, upon the dissolution, liquidation or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based upon the number of shares of Common Stock held by each such stockholder (after giving effect to the conversion into Common Stock of all Series A Preferred Stock and Series B Preferred Stock).

                (c) Any (i) merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all or a significant portion of the assets of the Corporation or (iii) sale of shares of capital stock of the Corporation, in a single transaction or series of related transactions, representing at least 80% of the of the voting power of the voting securities of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation (net of obligations owed by the Corporation), together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. If applicable, the Corporation shall cause the agreement or plan of merger or consolidation to provide for a rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property which gives effect to this provision. The amount deemed distributed to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C

Preferred Stock, Series D Preferred Stock and Series E Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation and/or by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

         3. VOTING. Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) as of the record date, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Section 7 below or by the provisions establishing any other series of stock, holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and of any other outstanding series of stock shall vote together with the holders of Common Stock as a single class.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

             (a) RIGHT TO CONVERT.

                 (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be $1.00. Such Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (ii) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.63 by the Series B Conversion Price (as defined below) in effect at the time of conversion. The "Series B Conversion Price" shall initially be $4.63. Such Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (iii) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $7.86 by the Series C Conversion Price (as defined below) in effect at the time of conversion. The "Series C Conversion Price" shall initially be $7.86. Such Series C Conversion Price, and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (iv) Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $10.20 by the Series D Conversion Price (as defined below) in effect at the time of conversion. The "Series D Conversion Price" shall initially be $10.20. Such Series D Conversion Price, and the rate at which shares of Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                 (v) Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $21.14 by the Series E Conversion Price (as defined below) in effect at the time of conversion. The "Series E Conversion Price" shall initially be $21.14. Such Series E Conversion Price, and the rate at which shares of Series E Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to Section 6 hereof, the Conversion Right of the shares designated for redemption shall terminate at the close of business on the first full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Right for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation (or deemed liquidation under Section 2(c) hereof), the Conversion Right shall terminate at the close of business on the first full business day preceding the date fixed for the payment of any amounts distributable on liquidation (or deemed liquidation under Section 2(c) hereof) to the holders of such series of Preferred Stock.

             (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price.

             (c) MECHANICS OF CONVERSION.

                 (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock,

Series D Preferred Stock or Series E Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                 (ii) The Corporation shall at all times when the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. Before taking any action which would cause an adjustment reducing the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price.

                 (iii) Upon any such conversion, no adjustment to the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                 (iv) All shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock accordingly.

                 (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

             (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                 (i) SPECIAL DEFINITIONS. For purposes of this Subsection 4(d), the following definitions shall apply:

                     (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                     (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the date on which a share of Series A Preferred Stock was first issued.

                     (C) "SERIES B ORIGINAL ISSUE DATE" shall mean the date on which a share of Series B Preferred Stock was first issued.

                     (D) "SERIES C ORIGINAL ISSUE DATE" shall mean the date on which a share of Series C Preferred Stock was first issued.

                     (E) "SERIES D ORIGINAL ISSUE DATE" shall mean the date on which a share of Series D Preferred Stock was first issued.

                     (F) "SERIES E ORIGINAL ISSUE DATE" shall mean the date on which a share of Series E Preferred Stock was first issued.

                     (G) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (H) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (I) shares of Common Stock issued or issuable as a dividend or other distribution on Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock;

                         (II) shares of Common Stock issued or issuable by reason of a dividend or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                         (III) shares of Common Stock issued or issuable upon
                               conversion of those shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock outstanding at the close of business on the Series E Original Issue Date;

                         (IV) up to 4,500,000 shares of Common Stock (including issuances prior to the Series E Original Issue
                               Date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Corporation and a majority of the non-employee directors of the Corporation, issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to plans or restricted stock awards approved by the Board of Directors of the Corporation.

                 (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series B Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series B Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series C Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series C Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series D Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series D Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series D Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock. No adjustment in the number of shares of Common Stock into which the Series E Preferred Stock is convertible shall be made (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series E Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
(b) if prior to or within 60 days subsequent to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series E Preferred Stock, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                 (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF
                       COMMON STOCK.

If the Corporation at any time or from time to time after the Series A Original Issue Date, Series B Original Issue Date, Series C Original Issue Date, Series D Original Issue Date or Series E Original Issue Date, as applicable, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that (v) for the purposes of adjusting the Series A Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (w) for the purposes of adjusting the Series B Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (x) for the purposes of adjusting the Series C Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, (y) for the purposes of adjusting the Series D Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series D Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and (z) for the purposes of adjusting the Series E Conversion Price, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series E Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                       (A) No further adjustment in the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                       (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                       (C) Upon the expiration or termination of any unexercised Option, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and Series E Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series A

Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price;

                       (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and Series E Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                       (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price, as the case may be, that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

In the event the Corporation, after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date, the Series D Original Issue Date or the Series E Original Issue Date, amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on such Original Issue Date or were issued after such Original Issue
Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after such Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                  (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF
                       ADDITIONAL SHARES OF COMMON STOCK.

                       (A) In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (B) In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (C) In the event the Corporation shall at any time after the Series C Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series C Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series C Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (D) In the event the Corporation shall at any time after the Series D Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series D Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series D Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                       (E) In the event the Corporation shall at any time after the Series E Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series E Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series E Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series E Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series E Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT,
(i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) for the purpose of this Subsection 4(d)(iv), the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                 (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                     (A) CASH AND PROPERTY: Such consideration shall:

                         (I) insofar as it consists of cash, be computed at the
aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                         (II) insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                     (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x) the total amount, if any, received or receivable by
the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                 (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Convertible Securities, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price, the Series D Conversion Price and the Series E Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period); provided, however, that the adjustment of the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price, the Series D Conversion Price and the Series E Conversion Price shall occur immediately if a vote of stockholders or a conversion of Preferred Stock (including both an actual conversion or an assumed conversion done for the purpose of making another calculation, such as, but not limited to, calculating the pro-rata share of future equity financings that holders of Preferred Stock may purchase pursuant to their right of first refusal) is required during such period.

             (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date, the Series D Original Issue Date or the Series E Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date, the Series D Original Issue Date and/or Series E Original Issue Date, as the case may be, combine the outstanding shares of Common Stock, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price, as the case may be, then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date, the Series D Original Issue Date and/or the Series E Original Issue Date, as the case may be, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price, as the case may be, then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price, as the case may be, then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and/or Series E Conversion Price, as the case may be, shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into the number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

             (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series A Original Issue Date, the Series B Original Issue Date, the Series C Original Issue Date, the Series D Original Issue Date or the Series E Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock as the case may be, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock, as the case may be, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock, as the case may be; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock, as the case may be, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D

Preferred Stock and/or Series E Preferred Stock, as the case may be, had been converted into Common Stock on the date of such event.

             (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price and Series E Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, as the case may be.

             (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock against impairment.

             (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price or Series E Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be.

             (l) NOTICE OF RECORD DATE. In the event:

                 (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                 (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                 (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                 (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

        5. MANDATORY CONVERSION.

           (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $25.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of proceeds to the Corporation (net of the underwriting discounts or commissions and offering expenses) (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective applicable conversion rate, and (ii) all references herein to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be deleted and shall be of no further force or effect.

             (b) All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock pursuant to this
Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

             (f) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, accordingly.

          6. REDEMPTION.

             (a) The Corporation will, subject to the conditions set forth below, on February 16, 2004, February 16, 2005 and February 16, 2006 (each, a "Mandatory Redemption Date"), upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series A Preferred Stock then outstanding (a "Series A Redemption Request"), redeem from each holder of shares of Series A Preferred Stock, at a price equal to $1.00 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series A Mandatory Redemption Price"), the following respective portions of the number of shares of Series A Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                             Portion of then Outstanding
                                             Shares of Series A Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%

            February 16, 2006                   All Shares then held

The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series A Redemption Request, specifying the time and place of redemption and the Series A Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (b) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series B Preferred Stock then outstanding (a "Series B Redemption Request"), redeem from each holder of shares of Series B Preferred Stock, at a price equal to $4.63 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series B Mandatory Redemption Price"), the following respective portions of the number of shares of Series B Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                             Portion of then Outstanding
                                             Shares of Series B Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series B Redemption Request, specifying the time and place of redemption and the Series B Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (c) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series C Preferred Stock then outstanding (a "Series C Redemption Request"), redeem from each holder of shares of Series C Preferred Stock, at a price equal to $7.86 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series C Mandatory Redemption Price"), the following respective portions of the number of shares of Series C Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                             Portion of then Outstanding
                                             Shares of Series C Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held




The Corporation shall provide notice of its redemption obligations under this Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series C Redemption Request, specifying the time and place of redemption and the Series C Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series C Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (d) The Corporation will on each Mandatory Redemption Date, upon receipt not less than 30 nor more than 120 days prior to the applicable Mandatory Redemption Date of written request(s) for redemption from holders of at least a majority of the shares of Series D Preferred Stock then outstanding (a "Series D Redemption Request"), redeem from each holder of shares of Series D Preferred Stock, at a price equal to $10.20 per share (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares), plus any declared but unpaid dividends thereon (the "Series D Mandatory Redemption Price"), the following respective portions of the number of shares of Series D Preferred Stock held by such holder set forth opposite the applicable Mandatory Redemption Date:


                                             Portion of then Outstanding
                                             Shares of Series D Preferred
         Mandatory Redemption Date                Stock To Be Redeemed
         -------------------------           ----------------------------
            February 16, 2004                         33 1/3%
            February 16, 2005                           50%
            February 16, 2006                   All Shares then held


The Corporation shall provide notice of its redemption obligations under this
Section 6, by first class or registered mail, postage prepaid, to each holder of record of Series D Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 120 nor more than 180 days prior to the applicable Mandatory Redemption Date. The Corporation shall provide notice of any Series D Redemption Request, specifying the time and place of redemption and the Series D Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series D Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than 20 days prior to the Mandatory Redemption Date.

             (e) If the funds of the Corporation legally available for redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably on the basis of the number of shares of each such series which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem, to the extent of the available funds, the balance of the shares which the Corporation was theretofore obligated to redeem.

             (f) Unless there shall have been a default in payment of the Mandatory Redemption Price, on such Mandatory Redemption Date all rights of each holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock as a stockholder of the Corporation by reason of the ownership of such shares will cease, except the right to receive the Mandatory Redemption Price for such shares, without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not from and after such Mandatory Redemption Date be deemed to be outstanding.

             (g) Any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock accordingly.

          7. NEGATIVE COVENANTS.

             (a) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series A Preferred Stock.

             (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock and the authorization of any shares of capital stock on a parity with Series B Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series B Preferred Stock.

             (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series C Preferred Stock so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series C Preferred Stock and the authorization of any shares of capital stock on a parity with Series C Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series C Preferred Stock.

             (d) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series D Preferred Stock so as to affect adversely the Series D Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series D Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series D Preferred Stock and the authorization of any shares of capital stock on a parity with Series D Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the

Corporation or with superior redemption rights shall not be deemed to affect adversely the Series D Preferred Stock.

             (e) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series E Preferred Stock so as to affect adversely the Series E Preferred Stock, without the written consent or affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series E Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series E Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series E Preferred Stock and the authorization of any shares of capital stock on a parity with Series E Preferred Stock as to the right to receive either dividends, redemption payments or amounts distributable upon liquidation, dissolution or winding up of the Corporation or with superior redemption rights shall not be deemed to affect adversely the Series E Preferred Stock.

             (f) So long as at least 25% of the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock initially issued by the Company (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, without the prior written consent of the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock representing at least 66 2/3% of the combined votes represented by the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting as a single class:

                 (i) amend the Corporation's Certificate of Incorporation;

                 (ii) amend the Corporation's By-laws in a manner adverse to either the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock, the holders of Series E Preferred Stock or the directors of the Corporation;

                 (iii) declare or pay any dividends on Common Stock other than dividends payable solely in Common Stock;

                 (iv) redeem, repurchase or otherwise acquire (or establish or set aside a sinking fund for such purpose) shares of Common Stock or Preferred Stock at a price greater than the price at which they were originally issued;

                 (v) liquidate, dissolve or wind-up the Corporation;

                 (vi) make (or permit any subsidiary to make) any loan or advance to any person, including without limitation, any employee or director of the Corporation or any subsidiary, except (A) advances and similar expenditures in the ordinary course of business or (B) as approved by the Board of Directors under the terms of an employee stock or option plan;

                 (vii) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all, or a significant portion, of its properties or assets, or (C) acquire all or substantially all of the properties or assets of any other corporation or entity (except for consideration of less than 20% of the Corporation's consolidated net worth as of the end of the prior fiscal quarter);

                 (viii) incur or guaranty indebtedness for borrowed money in an aggregate amount in excess of $7,000,000;

                 (ix) materially change the business of the Corporation from the business in which the Corporation is engaged as of the Series E Original Issue Date; or

                 (x) pay or declare any dividend or other distribution (other than as permitted by clause (iii) above) to holders of any class of shares other than Series E Preferred Stock unless the holders of Series E Preferred Stock receive the same dividend or distribution.

         8. WAIVER. Any of the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock set forth herein may be waived by the affirmative vote of the holders of more than 66 2/3% of the shares of such series of Preferred Stock then outstanding.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this 4th day of January, 2000.

                                         ARROWPOINT COMMUNICATIONS, INC.

                                         By: /s/ Chin-Cheng Wu
                                            ------------------------------------
                                            Chin-Cheng Wu
                                            Chairman of the Board and
                                            Chief Executive Officer